UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders.
At the 2013 Annual Meeting of Stockholders of the Company held on May 2, 2013, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company's definitive proxy statement for the 2013 Annual Meeting previously filed with the Securities and Exchange Commission on April 1, 2013. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

Proposal 1 - Election of three directors

The following nominees for the Board of Directors of the Company were elected to hold office until the Annual Meeting of Stockholders of the Company in the years indicated in the table below:

Nominee	End of Term	Votes For	Votes Withheld	Broker Non-Vote
Terrence P. Dunn	2016	92,935,480	1,218,564	7,747,231
Antonio O. Garza, Jr.	2016	90,201,344	3,952,700	7,747,231
David L.Starling	2016	92,765,730	1,388,308	7,747,231

Proposal 2 - Ratification of the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2013.

Company stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2013 as set forth below:

For	Against	Abstain
100,588,337	1,055,122	257,816

Proposal 3 - Re-approval of the material terms of the performance measures under the Kansas City Southern 2008 Stock Option and Performance Award Plan for purposes of Section 162(m) of the Internal Revenue Code.

Company stockholders re-approved the material terms of the performance measures under the 2008 Plan as set forth below:

For	Against	Abstain	Broker Non-Vote
89,117,137	4,870,275	166,632	7,747,231

Proposal 4 - Advisory (non-binding) vote approving the 2012 compensation of the Company's Named Executive Officers.

Company stockholders cast their votes with respect to the advisory (non-binding) vote approving the 2012 compensation of the Company's Named Executive Officers as set forth below:

For	Against	Abstain	Broker Non-Vote
91,944,582	1,723,047	486,415	7,747,231

Proposal 5 - Stockholder proposal to elect directors on an annual basis.

Company stockholders approved a stockholder proposal to elect directors on an annual basis as set forth below:

For	Against	Abstain	Broker Non-Vote
83,962,893	9,908,946	282,205	7,747,231

Item 7.01 Regulation FD Disclosure

In a news release dated May 2, 2013, the Company announced the results of its 2013 Annual Meeting of Stockholders. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	News release dated May 2, 2013, issued by Kansas City Southern entitled "KCS Holds Annual Meeting of Stockholders, Elects Three Directors and Announces Preferred and Common Dividends."

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

May 6, 2013	By:	/s/ Adam J. Godderz

Name: Adam J. Godderz
Title: Associate General Counsel & Corporate
Secretary

Exhibit Index

Exhibit No.	Description

99.1	News release dated May 2, 2013, issued by Kansas City Southern entitled "KCS Holds Annual Meeting of Stockholders, Elects Three Directors and Announces Preferred and Common Dividends."